EXHIBIT 32.2



                                  CERTIFICATION



     I, Anna M. Morrison, Chief Accounting Officer of American Vantage Companies (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(c) the Transition Report on Form 10-QSB of the Company for the two months ended December 31, 2003, to which this certification is an exhibit (the "Transition Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(d) the information contained in the Transition Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





Dated:  March 16, 2004                           /s/ Anna M. Morrison
                                                 -------------------------------
                                                 Anna M. Morrison,
                                                 Chief Accounting Officer
                                                 (Principal Financial Officer)



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